UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2011

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.

On April 27, 2011, Destination Maternity Corporation (the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its second fiscal quarter ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including: (a) Adjusted EBITDA (operating income (loss) before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) loss on disposal of assets; and (iv) stock compensation expense), together with the percentage of net sales represented by this measure; (b) Adjusted EBITDA before restructuring and other charges, together with the percentage of net sales represented by this measure; (c) Adjusted net income, before restructuring and other charges, stock compensation expense, and loss on extinguishment of debt; (d) Adjusted net income per share - diluted, before restructuring and other charges, stock compensation expense, and loss on extinguishment of debt; and (e) net debt.

The Company believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations and/or financial position to both investors and management. Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company. The Company provides these measures to investors to assist them in performing their analysis of its historical operating results. Each of these non-GAAP financial measures, except net debt, reflects a measure of the Company’s operating results before consideration of certain charges and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, the Company has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 5.02	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christopher F. Daniel as President

On April 27, 2011, the Company announced the hiring of Christopher F. Daniel as the Company’s President, effective June 1, 2011. Mr. Daniel will report to Ed Krell, the Company’s Chief Executive Officer, and will have responsibility for all merchandising, design, marketing, visual, sourcing and branding functions of the Company. Lisa Hendrickson, the Company’s Chief Merchandising Officer, will report to Mr. Daniel. As a result of the hiring of Mr. Daniel, Mr. Krell, who held the additional title of President on a temporary basis since the departure of the Company’s former President, will no longer hold the title of President. The foregoing actions were approved by the Company’s Board of Directors (the “Board”) and its Compensation Committee (the “Committee”). A press release issued by the Company announcing the appointment of Mr. Daniel is filed with this Current Report on Form 8-K as Exhibit 99.2.

In connection with Mr. Daniel’s appointment as President, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Daniel. The material elements of the Employment Agreement are as follows:

(1)	Base Salary: Mr. Daniel’s initial base salary is set at an annual rate of $525,000. Mr. Daniel’s base salary rate will be reviewed annually by the Board or the Committee.

(2)	Annual Bonus: Mr. Daniel’s target annual bonus opportunity is 50% of his annual base salary with a limit on his maximum bonus opportunity of 100% of his annual base salary. Mr. Daniel is not entitled to any guaranteed minimum annual bonus. The annual bonus is based on the achievement of corporate and/or individual performance as determined by the Board or the Committee. Since Mr. Daniel is joining the Company mid-fiscal year, his fiscal year 2011 bonus opportunity will be on a pro-rated basis based on the portion of the 2011 fiscal year during which he is employed by the Company.

(3)	Relocation Benefits: Under the Employment Agreement, Mr. Daniel is required to relocate and, in connection with such relocation, he is entitled to certain relocation benefits. The amount of relocation benefits expended by the Company (excluding broker’s commission on the sale of Mr. Daniel’s primary residence and excluding any Gross Up Payment (defined below)) is capped at $200,000. To the extent reimbursement of certain of the relocation benefits causes Mr. Daniel to be liable for additional income taxes and/or employment taxes, the Company agrees to pay Mr. Daniel additional compensation (the “Gross Up Payment”) in an amount necessary to reimburse him, on an after-tax basis, for such additional income and employment taxes incurred, net of the value of any allowable related tax deductions or tax credits. The amounts expended by the Company as relocation benefits to Mr. Daniel are repayable to the Company under certain circumstances if Mr. Daniel’s employment with the Company terminates within 36 months of the latest date of incurrence of relocation expenses which are reimbursed or paid to Mr. Daniel.

(4)	Severance Benefits: Upon a termination without cause or a resignation with good reason, Mr. Daniel will be entitled to the following severance benefits: (a) payment of any annual bonus otherwise payable (but for the cessation of Mr. Daniel’s employment) with respect to any prior year, (b) payment of a pro-rata annual bonus for the year of termination; (c) monthly severance payments equal to one-twelfth of Mr. Daniel’s base salary for a period equal to 12 months; and (d) waiver of the applicable premium otherwise payable for COBRA continuation coverage for Mr. Daniel (and his eligible dependents) for a period equal to 12 months. However, if the termination without cause or a resignation with good reason occurs within one year after a change of control, the duration of the severance benefits referenced in (c) and (d) above will be increased from 12 to 18 months.

(5)	Non-Hire; Non-Solicit; Non-Competition: The Employment Agreement contains certain non-hire and non-solicitation provisions which operate during employment and for 24) months after cessation of Mr. Daniel’s employment with the Company for any reason. The Employment Agreement also contains certain non-competition covenants pursuant to which Mr. Daniel is not permitted to hold an ownership position in, or provide services to, certain competitors of the Company during employment and for 24 months after cessation of his employment with the Company for any reason.

In connection with Mr. Daniel’s appointment as President of the Company, the Board and Committee decided to grant to Mr. Daniel the following equity awards on his first day of employment with the Company:

(a)	An inducement grant of non-qualified options to purchase 40,000 shares of Company common stock. The exercise price of the option shares will be the closing stock price of the Company’s common stock on the NASDAQ Global Select Market on the business day immediately preceding the grant date. This award is subject to 5-year time-based annual vesting, with the first annual portion, representing 20% of the total grant, vesting on the first anniversary of the date of grant.

(b)	A grant of 10,000 shares of Company restricted stock under the Plan. This award is subject to 5-year time-based annual vesting, with the first annual portion, representing 20% of the total grant, vesting on the first anniversary of the date of grant.

The foregoing descriptions are qualified in their entireties by reference to the full texts of the Employment Agreement, the Form of Non-Qualified Stock Option Award Agreement, and the Form of Restricted Stock Award Agreement, which documents are each filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.

Designation of Executive Officers

Previously, the Board had determined that the following individuals were the executive officers of the Company pursuant to Rule 3b-7 under the Securities Exchange Act of 1934: (a) Edward M. Krell, Chief Executive Officer; (b) Judd P. Tirnauer, Senior Vice President & Chief Financial Officer; and (c) Lisa Hendrickson, Chief Merchandising Officer.

In light of the hiring of Mr. Daniel, the related changes in reporting structure described above, and the evolution of the Company’s senior management team, on April 21, 2011 the Board determined that the following individuals are all of the executive officers of the Company pursuant to Rule 3b-7: (a) Edward M. Krell, Chief Executive Officer; (b) Christopher F. Daniel, President (effective on June 1, 2011), (c) Judd P. Tirnauer, Senior Vice President & Chief Financial Officer; and (d) Ronald J. Masciantonio, Senior Vice President & General Counsel. The Board’s determination that Mr. Daniel will be an executive officer effective with the beginning of his employment on June 1, 2011, in lieu of Ms. Hendrickson, was driven by the primary policy making authority which Mr. Daniel will have over the merchandising, design, marketing, visual, sourcing and branding functions of the Company. Ms. Hendrickson will continue to be an executive officer of the Company until Mr. Daniel commences his employment with the Company, at which time she will report to Mr. Daniel. The determination that Mr. Masciantonio is an executive officer was based on the Board’s recognition that Mr. Masciantonio has been serving in an enhanced management role with the Company more recently in a variety of areas within the business, including oversight of the Company’s human resources function.

Biographical and Compensation Information for Ronald J. Masciantonio

Mr. Masciantonio has served as our Senior Vice President & General Counsel since April 2010, after having served as our Vice President & General Counsel since August 2006. In August 2006, Mr. Masciantonio rejoined us, after having previously served as our Assistant General Counsel from February 2004 to May 2005. From May 2005 to August 2006, Mr. Masciantonio was Assistant General Counsel, North America for Taylor Nelson Sofres, N.A., a market research company with global headquarters in London, England. Prior to joining us originally in February 2004, Mr. Masciantonio was an Associate in the Corporate and Securities department of Pepper Hamilton, LLP in Philadelphia, Pennsylvania from September 2001 to February 2004. Mr. Masciantonio received his JD from Temple University School of Law in Philadelphia, Pennsylvania and his undergraduate degree in English Literature from Holy Family University in Philadelphia, Pennsylvania.

The Company and Mr. Masciantonio are party to an Executive Employment Agreement dated as of July 16, 2009, as amended April 27, 2010 (collectively, the “Executive Employment Agreement”) and a Restrictive Covenant Agreement dated as of July 16, 2009 (the “Restrictive Covenant Agreement”). The key elements of the Executive Employment Agreement and Restrictive Covenant Agreement are as follows:

(1)	Base Salary: Mr. Masciantonio’s base salary is set at an annual rate of $275,000. Mr. Masciantonio’s base salary rate will be reviewed annually by the Chief Executive Officer, with the approval of the Board or the Committee.

(2)	Annual Bonus: Mr. Masciantonio’s target annual bonus opportunity is forty percent (40%) of his annual base salary with a limit on his maximum bonus opportunity of eighty percent (80%) of his annual base salary. The minimum annual bonus payable to Mr. Masciantonio is $0. The annual bonus is based on the achievement of corporate and/or individual performance as determined by Mr. Krell with the approval of the Board or the Committee.

(3)	Severance Benefits: Upon a termination without cause or a resignation with good reason, Mr. Masciantonio will be entitled to the following severance benefits: (a) payment of any annual bonus otherwise payable (but for the cessation of Mr. Masciantonio’s employment) with respect to any prior year, (b) payment of a pro-rata annual bonus for the year of termination; (c) monthly severance payments equal to one-twelfth of Mr. Masciantonio’s base salary for a period equal to 9 months; and (d) waiver of the applicable premium otherwise payable for COBRA continuation coverage for Mr. Masciantonio (and his eligible dependents) for a period equal to 9 months. However, if the termination without cause or a resignation with good reason occurs within one year after a change of control, the duration of the severance benefits referenced in (c) and (d) above will be increased from 9 to 15 months.

(4)	Non-Hire; Non-Solicit; Non-Competition: The Restrictive Covenant Agreement contains certain non-hire and non-solicitation provisions which operate during employment and for twenty-four (24) months after cessation of Mr. Masciantonio’s employment with the Company for any reason. The Restrictive Covenant Agreement also contains certain non-competition covenants pursuant to which Mr. Masciantonio is not permitted to hold an ownership position in, or provide services to, certain competitors of the Company during employment and for twenty-four (24) months after cessation of his employment with the Company for any reason.

Mr. Masciantonio’s current holdings of Company securities will be disclosed in a Form 3 filed with the Securities and Exchange Commission within ten days of his designation as an executive officer of the Company.

The foregoing descriptions are qualified in their entireties by reference to the full texts of the Executive Employment Agreement dated July 16, 2009, the amendment to the Executive Employment Agreement dated April 27, 2010 and the Restrictive Covenant Agreement dated July 19, 2009, which documents are each filed with this Current Report on Form 8-K as Exhibits 10.4, 10.5, and 10.6, respectively.

Item 8.01.	Other Events.

On April 21, 2011, the Board declared a regular quarterly cash dividend of $0.175 per share payable June 28, 2011 to stockholders of record at the close of business on June 7, 2011.

A copy of the press release announcing the cash dividend is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement dated April 11, 2011 between Christopher F. Daniel and the Company.

10.2	Form of Non-Qualified Stock Option Award Agreement between Christopher F. Daniel and the Company.

10.3	Form of Restricted Stock Award Agreement between Christopher F. Daniel and the Company.

10.4	Executive Employment Agreement dated July 16, 2009 between Ronald J. Masciantonio and the Company.

10.5	Amendment to Executive Employment Agreement dated April 27, 2010 between Ronald J. Masciantonio and the Company.

10.6	Restrictive Covenant Agreement dated July 16, 2009 between Ronald J. Masciantonio and the Company.

99.1	Press Release of the Company dated April 27, 2011, relating to 2011 second fiscal quarter financial results.

99.2	Press Release of the Company dated April 27, 2011, relating to the election of Christopher F. Daniel as the Company’s President.

99.3	Press Release of the Company dated April 26, 2011, relating to the declaration of the Company’s regular quarterly cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 27, 2011	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated April 11, 2011 between Christopher F. Daniel and the Company.

10.2	Form of Non-Qualified Stock Option Award Agreement between Christopher F. Daniel and the Company.

10.3	Form of Restricted Stock Award Agreement between Christopher F. Daniel and the Company.

10.4	Executive Employment Agreement dated July 16, 2009 between Ronald J. Masciantonio and the Company.

10.5	Amendment to Executive Employment Agreement dated April 27, 2010 between Ronald J. Masciantonio and the Company.

10.6	Restrictive Covenant Agreement dated July 16, 2009 between Ronald J. Masciantonio and the Company.

99.1	Press Release of the Company dated April 27, 2011, relating to 2011 second fiscal quarter financial results.

99.2	Press Release of the Company dated April 27, 2011, relating to the election of Christopher F. Daniel as the Company’s President.

99.3	Press Release of the Company dated April 26, 2011, relating to the declaration of the Company’s regular quarterly cash dividend.